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                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-62657) pertaining to the Ceres Group, Inc. 401(k) Plan, of our report dated June 14, 2002, with respect to the financial statements and schedule of the Ceres Group, Inc. 401(k) Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2001.



                                          /s/ Ernst & Young LLP


Cleveland, Ohio
June 25, 2002